SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date the accompanying consolidated financial statements were issued. Subsequent to December 31, 2015, the following events occurred:

January Note Exchange. On January 20, 2016, the Company and Note Investors holding Secured Notes in the principal amount of $500,000 entered into Note Exchange Agreements pursuant to which the Note Investors agreed to convert the outstanding principal balance of their Secured Notes into an aggregate total of 4,413 shares of Series C Preferred and five-year warrants to purchase up to an agate total of 1,029,413 shares of Common Stock for $0.17 per share.